EXHIBIT 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Members of the Office of the Chief Executive and Chief Financial Officer of CPI Corp., a Delaware corporation (the “Company”), do hereby certify that:

(1)

The Quarterly Report on Form 10-Q for the period ended November 13, 2004 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and the results of operations of the Company.

/s/ David M. Meyer	/s/ Gary W. Douglass

David M. Meyer	Gary W. Douglass
Chairman of the Board of Directors and Member of the Office of the Chief Executive	Executive Vice President, Finance and Chief Financial Officer and Member of the Office of the Chief Executive

/s/ Jack Krings

Jack Krings
President and Chief Operating Officer and
Member of the Office of the Chief Executive

Date: December 28, 2004